Exhibit 10.3

MEZZANINE B LOAN FORBEARANCE, MODIFICATION AND EXTENSION AGREEMENT

This Mezzanine B Loan Forbearance, Modification and Extension Agreement (“Agreement”) is dated as of April 29, 2021 but effective as of May 14, 2021 (the “Effective Date”) by and among CC6 INVESTMENTS LTD. and NC GARNET FUND, L.P. (collectively, and together with their successors and/or assigns, “Lender”), HIT PORTFOLIO I TRS MEZZ B, LLC and HIT 2PK TRS MEZZ B, LLC (collectively, “Leasehold Pledgor”), HIT PORTFOLIO I MEZZ B, LLC (“Borrower”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“HIT OP”) and HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (“HIT INC.”; HIT OP and HIT Inc., individually, collectively, jointly and severally, “Guarantor”) and BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II-A L.P., a Delaware limited partnership (“II-A”), BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II-A (ER) L.P., a Delaware limited partnership (“II-A (ER)”), BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II-B L.P., a Delaware limited partnership (“II-B”), BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II-C L.P., a Delaware limited partnership (“II-C”), BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II-C (ER) L.P., a Delaware limited partnership (“II-C (ER)”) and BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II BPY BORROWER L.P., a Delaware limited partnership (“BPY”; II-A, II-A (ER), II-B, II-C, II-C (ER) and BPY, individually, collectively, jointly and severally, “Additional Guarantor”) and BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II HOSPITALITY REIT II LLC, a Delaware limited liability company (“Deferred Consent Fee Guarantor”). Borrower, Leasehold Pledgor, Guarantor, Additional Guarantor and Deferred Consent Fee Guarantor are sometimes hereinafter collectively referred to in this Agreement as the “Borrower Parties.” Borrower, Leasehold Pledgor, Guarantor, Additional Guarantor, Deferred Consent Fee Guarantor and Lender are sometimes hereinafter collectively referred to in this Agreement as the “Parties” and each as a “Party.”

RECITALS

The following recitals are a material part of this Agreement:

A.

Lender is the owner and holder of that certain Mezzanine B Loan (“Loan”) evidenced in part by that certain Mezzanine B Loan Agreement, dated as of May 1, 2019, by and between Morgan Stanley Mortgage Capital Holdings LLC, Citigroup Global Markets Realty Corp., Deutsche Bank AG, New York Branch, Goldman Sachs Mortgage Company and JPMorgan Chase Bank, National Association (collectively, “Original Lender”), as predecessors-in-interest to Lender, and Borrower (as anytime amended, restated, replaced, supplemented, or otherwise modified, the “Mezzanine B Loan Agreement”).

B.

The Loan is further evidenced by one or more promissory notes, each dated as of May 1, 2019, executed by Borrower in favor of Original Lender, in the aggregate original principal amount of $70,000,000.00 (as anytime amended, restated, replaced, supplemented, or otherwise modified, the “Mezzanine B Note”).

Mezzanine B Loan Forbearance, Modification and Extension Agreement

C.

The obligations owed under the Loan are secured by a first priority lien on and security interest in, the Collateral described in Section 2.1 of that certain Mezzanine B Pledge and Security Agreement dated as of May 1, 2019 (the “Mezzanine B Pledge Agreement”), as assigned to Lender, including but not limited to, a first priority lien on the Pledged Securities (as defined therein).

D.

In connection with the Loan, Guarantor signed and delivered to Original Lender that certain Mezzanine B Guaranty of Recourse Obligations, dated as of May 1, 2019 (as anytime amended, restated, replaced, supplemented, or otherwise modified, the “Mezzanine B Guaranty”).

E.

Further, (x) Borrower, Leasehold Pledgor, Guarantor and Lender entered into that certain Mezzanine B Loan Forbearance Agreement made effective as of April 7, 2020, as amended by that certain First Amendment of Mezzanine B Loan Forbearance Agreement dated as of January 7, 2021, executed by Borrower, Leasehold Pledgor, Guarantor and Lender (collectively, the “Mezzanine B Forbearance Agreement”), (y) Mezzanine A Borrower, Mezzanine A Leasehold Pledgor, Guarantor and Mezzanine A Lender entered into that certain Mezzanine A Loan Forbearance Agreement made effective as of April 7, 2020, as amended by that certain First Amendment of Mezzanine A Loan Forbearance Agreement dated as of January 7, 2021, executed by Mezzanine A Borrower, Mezzanine A Leasehold Pledgor, Guarantor and Mezzanine A Lender (collectively, the “Mezzanine A Forbearance Agreement”) and (z) Mortgage Borrower, Operating Lessee, Guarantor and Mortgage Lender entered into that certain Forbearance Agreement made effective as of April 7, 2020, as amended by that certain First Amendment to Forbearance Agreement dated as of January 7, 2021, executed by Mortgage Borrower, Operating Lessee, Guarantor and Mortgage Lender (collectively, the “Mortgage Forbearance Agreement”).

F.

The Mezzanine B Loan Agreement, Mezzanine B Note, the Mezzanine B Pledge Agreement, the Mezzanine B Guaranty, the Mezzanine B Forbearance Agreement, this Agreement, and all other existing or future documents evidencing, securing, or executed in connection with the Loan, and all documents that modify, amend, extend, restate, replace, or otherwise affect the Loan or any of the foregoing documents, are herein sometimes collectively referred to as the “Mezzanine B Loan Documents.” All liabilities, indebtedness and obligations now or hereafter owed to Lender under the Mezzanine B Loan Documents or otherwise in connection with the Loan are sometimes referred to herein as the “Obligations”. All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed to them in the Mezzanine B Loan Documents, as in effect on the Effective Date.

G.

Original Lender’s rights and obligations under the Mezzanine B Note and the other Mezzanine B Loan Documents have been assigned to Lender and Lender is the owner and holder of the Loan, the Mezzanine B Note and all of the Mezzanine B Loan Documents.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

H.

In connection with this Agreement, the Mortgage Borrower has requested that Mortgage Lender agree to amend and modify certain terms of the Mortgage Loan and Mortgage Loan Documents and Mortgage Lender has agreed to amend and modify certain terms of the Mortgage Loan and Mortgage Loan Documents pursuant to a corresponding modification agreement with respect to the Mortgage Loan (the “Mortgage Loan Modification Agreement”), on similar terms as set forth herein.

I.

In connection with this Agreement, the Mezzanine A Borrower has requested that Mezzanine A Lender agree to amend and modify certain terms of the Mezzanine A Loan and Mezzanine A Loan Documents and Mezzanine A Lender has agreed to amend and modify certain terms of the Mezzanine A Loan and Mezzanine A Loan Documents pursuant to a corresponding modification agreement with respect to the Mezzanine A Loan (the “Mezzanine A Loan Modification Agreement”), on similar terms as set forth herein.

J.

The Borrower Parties have requested that Lender agree to amend and modify certain terms of the Loan, and Lender has agreed to amend and modify certain terms of the Loan and Mezzanine B Loan Documents, subject to and in accordance with the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             The Transfer Transaction. In connection with the Reorganization Plan (as defined below), one or more affiliates of Additional Guarantor shall acquire (x) all of the common stock of HIT Inc. and (y) a two percent (2%) limited partnership interest in HIT OP (collectively, the “Transfer Transaction”). Borrower and Leasehold Pledgor represent and warrant to Lender that (i) the Transfer Transaction is a Permitted Transfer, and (ii) upon the occurrence of the Transfer Transaction, (a) the organizational chart attached hereto as Schedule I (“Post-Closing Organizational Chart”) is expected to be true, complete and accurate and illustrative of all Persons who have a direct or indirect ownership interest in Borrower, Mezzanine A Borrower, Mortgage Borrower, Leasehold Pledgor, Mezzanine A Leasehold Pledgor and Operating Lessee and (b) upon receipt of the Additional Insolvency Opinion, the Transfer Transaction will satisfy all of the conditions set forth in Section 7.2(e) of the Mezzanine B Loan Agreement.

2.             Amendment to Management Agreements and Franchise Agreements.

(a)    Mortgage Borrower and Operating Lessee intend to modify the Management Agreements with Crestline Hotels & Resorts, LLC as set forth on Schedule II attached hereto (collectively, the “Management Agreement Amendments”). The Parties hereby acknowledge and agree that the Management Agreement Amendments do not require Lender’s consent under the Mezzanine B Loan Documents. Borrower shall deliver to Lender copies of the executed Management Agreement Amendments within two (2) Business Days of the execution of the Management Agreement Amendments.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(b)    Mortgage Borrower and Operating Lessee intend to modify the Franchise Agreements as set forth on Schedule III attached hereto (collectively the “Franchise Agreement Amendments”; the earliest date of any such Franchise Agreement Amendment, the “Amendment Date”). Lender hereby consents to the Franchise Agreement Amendments together with the deferred consent fees in the amount of $4,603,333 (the “Deferred Consent Fee”) contemplated by the Franchise Agreement Amendments. Borrower shall deliver to Lender copies of the executed Franchise Agreement Amendments within two (2) Business Days of the execution of the Franchise Agreement Amendments. The consent described in this Section 2(b) is strictly limited to the Franchise Agreement Amendments described in this Agreement, and, solely to the extent of the Franchise Agreement Amendments described in this Agreement, shall constitute a one-time waiver of any provision of the Mezzanine B Loan Documents that prohibits the Franchise Agreement Amendments or any portion thereof. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transaction requiring such consent, nor shall it constitute a modification of the terms, provisions, or requirements in the Mezzanine B Loan Documents in any respect except as expressly provided herein.

(c)    Mortgage Borrower and Operating Lessee intend to enter into replacement Franchise Agreements, each in the form attached hereto as Schedule VII (collectively, the “Replacement Franchise Agreement”). Lender hereby consents to the Replacement Franchise Agreement. Borrower shall deliver to Lender copies of each executed Replacement Franchise Agreement within two (2) Business Days of the execution thereof, together with a comfort letter reasonably satisfactory to Lender executed by the applicable Franchisor under such Replacement Franchise Agreement. The consent described in this Section 2(c) is strictly limited to the Replacement Franchise Agreement described in this Agreement, and, solely to the extent of the Replacement Franchise Agreement described in this Agreement, shall constitute a one-time waiver of any provision of the Mezzanine B Loan Documents that prohibits the Replacement Franchise Agreement or any portion thereof. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender’s consent to any future transaction requiring such consent, nor shall it constitute a modification of the terms, provisions or requirements in the Mezzanine B Loan Documents in any respect except as expressly provided herein.

(d)    The Borrower Parties acknowledge and agree that Borrower, Guarantor and Deferred Consent Fee Guarantor (but not, for the avoidance of doubt, any Additional Guarantor) shall indemnify Lender and hold Lender harmless from and against any and all losses, damages, out-of-pocket costs or expenses, liability, claim or other obligation incurred by Lender (including reasonable outside attorneys’ fees and costs reasonably incurred) arising out of or in connection with any failure by the Borrower Parties to pay the Deferred Consent Fee in accordance with the Franchise Agreement Amendments.

3.             Extension of Maturity Date. As of the Effective Date, subject to Borrower’s satisfaction of the Conditions (as defined below), the Maturity Date is amended to be November 7, 2022 (the “Extended Maturity Date”), and all references in the Mezzanine B Loan Documents to the Stated Maturity Date shall be and mean a reference to November 7, 2022 unless earlier accelerated pursuant to the terms of the Mezzanine B Note or any other Mezzanine B Loan Documents. References in any Mezzanine B Loan Document to the “Note”, the “Loan Agreement” or to any other Mezzanine B Loan Document other than this Agreement means such Mezzanine B Loan Document as amended by this Agreement. Upon satisfaction of the Conditions, Borrower shall be deemed to have exercised the First Extension Option in accordance with Section 2.7.1 of the Mezzanine B Loan Agreement for all purposes under the Mezzanine B Loan Documents, provided, however, that the Conditions will govern the terms of Borrower’s exercise of the First Extension Option in lieu of the terms set forth in Section 2.7.1 of the Mezzanine B Loan Agreement. Borrower acknowledges and agrees that notwithstanding anything contained in this Agreement, Borrower’s exercise of the Second Extension Option and the Third Extension Option will be governed and subject to the terms and conditions of Section 2.7.1 of the Mezzanine B Loan Agreement.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

4.             Conditions Precedent to Extension of Maturity Date. The following are the “Conditions”:

(a)    Except for the Existing Default (as defined in the Mezzanine B Forbearance Agreement), no Event of Default shall have occurred and be continuing as of the Effective Date;

(b)    [Reserved];

(c)    On or before the Effective Date, Lender shall have received evidence satisfactory to Lender that subject to satisfaction of the Conditions (as such term is defined in each of the Mortgage Loan Modification Agreement and the Mezzanine A Loan Modification Agreement), the Mezzanine A Loan and the Mortgage Loan have each been extended through a date not earlier than the Extended Maturity Date;

(d)    On or before the Additional Guarantor Effective Date (as defined below), Additional Guarantor shall have delivered to Lender an Officer’s Certificate certifying that Additional Guarantor’s aggregate Net Worth is not less than the Net Worth Threshold;

(e)    On or before the Amendment Date, Deferred Consent Fee Guarantor shall deliver to Lender an Officer’s Certificate certifying that Deferred Consent Fee Guarantor’s Net Worth is not less than $5,000,000;

(f)    Upon the Effective Date, Borrower shall have paid all of Lender’s out of pocket costs and expenses, including without limitation, attorneys’ fees and disbursements, incurred in connection with this Agreement and the BK Default;

(g)    Upon the earlier to occur of either (i) June 14, 2021 or (ii) two (2) Business Days after the date the Approved Interim DIP Funding (as defined below) is received by HIT Inc. and HIT OP, Borrower shall have deposited with Lender an amount equal to $250,000.00, less the amount paid by Borrower to Lender on the Effective Date pursuant to Section 4(f) above (the “BK Default Deposit”) to pay for Lender’s anticipated out of pocket costs and expenses, including without limitation, attorneys’ fees and disbursements, to be incurred in connection with this Agreement and the BK Default (as defined below); and

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(h)    Receipt by Lender of any other documentation as Lender shall reasonably require in connection with this Agreement.

If any of the Conditions above are not timely satisfied within the time periods provided in this Section 4, the extension of the Maturity Date as provided in this Agreement will not be effective. Borrower Parties hereby agree and affirm that the BK Default Deposit shall not be subject to clawback, or otherwise recoverable, pursuant to, among other things, 11 U.S.C. §§ 547, 548, 549 or 550, and HIT Inc. and HIT OP shall seek approval of the Approved Interim DIP Funding budget authorizing payment of the BK Default Deposit.

5.             Intentionally Omitted.

6.             Interest Rate Protection Agreement. Borrower shall on or before November 8, 2021 (i) obtain and deliver to Lender, one or more Replacement Interest Rate Cap Agreements (provided that, following an Applicable Interest Rate Conversion, Borrower shall instead deliver a Substitute Interest Rate Protection Agreement subject to and in accordance with Section 2.2.4(e) of the Mezzanine B Loan Agreement and provided further that, if a Replacement Interest Rate Cap Agreement is not then commercially available due to the unavailability or uncertainty in the continuing availability of LIBOR as a reference rate, Borrower and Lender shall work together to find a mutually agreeable alternative to a Substitute Interest Rate Protection Agreement that would afford Lender substantially equivalent protection from increases in the Applicable Interest Rate, as reasonably determined by Lender) from an Approved Counterparty, in a notional amount equal to the Outstanding Principal Balance as of November 8, 2021, which Replacement Interest Rate Cap Agreement(s) shall (A) be effective for the period commencing on November 8, 2021 and ending on the last day of the Interest Period in which the Extended Maturity Date occurs, (B) have a LIBOR strike price equal to 4.0% and (C) otherwise on same terms set forth in Section 2.6 of the Mezzanine B Loan Agreement, (ii) execute and deliver an acknowledgement with respect to the collateral assignment of each such Replacement Interest Rate Cap Agreement (or Substitute Interest Rate Protection Agreement, as applicable) executed by the Counterparty in substantially the same form as the acknowledgement delivered in connection with the Interest Rate Cap Agreement delivered on the Closing Date, and (iii) execute and deliver a collateral assignment of the Replacement Interest Rate Cap Agreement (or Substitute Interest Rate Protection Agreement, as applicable), in the form of the Assignment of Interest Rate Cap Agreement.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

7.             Additional Guarantor; Deferred Consent Fee Guarantor; and Financial Reporting.

(a)     Effective immediately upon the earlier of (x) the occurrence of the Transfer Transaction or (y) the effective date of the Reorganization Plan, in each case, as may be modified pursuant to the terms and conditions of this Agreement (the “Additional Guarantor Effective Date”), Additional Guarantor (i) jointly and severally and (ii) jointly and severally with Guarantor, hereby assumes and agrees to perform all of the obligations of Guarantor under the Mezzanine B Guaranty and Environmental Indemnity, copies of which Additional Guarantor hereby acknowledges having received, and to be bound by, comply with and perform each and every covenant, condition, agreement, representation, warranty, waiver, consent, acknowledgment and obligation of Guarantor under the Mezzanine B Guaranty and Environmental Indemnity with the same force and effect as if Additional Guarantor itself had executed and delivered the Mezzanine B Guaranty and Environmental Indemnity. Guarantor consents to the foregoing and agrees to be jointly and severally liable with Additional Guarantor under the Mezzanine B Guaranty and Environmental Indemnity from and after the Additional Guarantor Effective Date. Effective on the Additional Guarantor Effective Date, Guarantor and Additional Guarantor shall each henceforth be deemed to be the “Guarantor” under the Mezzanine B Guaranty, an “Indemnitor” under the Environmental Indemnity, and the “Guarantor” under each of the other Mezzanine B Loan Documents. Without limiting the generality of the foregoing, Additional Guarantor’s assumption will include the assumption of all obligations, liabilities, and waivers of Guarantor set forth in the Mezzanine B Guaranty and Environmental Indemnity. Effective on the Additional Guarantor Effective Date, the foregoing assumption by Additional Guarantor shall be absolute and unconditional. Notwithstanding the foregoing, Additional Guarantor shall have no liability as to acts, events or omissions occurring or obligations arising prior to the Additional Guarantor Effective Date, whether or not the effects of or damages from such acts, events or omissions are apparent or ascertainable as of the Effective Date. The Additional Guarantor shall have no liability hereunder if the Additional Guarantor Effective Date does not occur.

(b)    Additional Guarantor hereby ratifies and reaffirms that as of the Additional Guarantor Effective Date, all of the terms, representations, warranties, covenants and provisions of the Mezzanine B Guaranty and Environmental Indemnity remain in full force and effect, and are true and correct with respect to Additional Guarantor as “Guarantor” and/or “Indemnitor” thereunder, without modification, except as necessary to implement the terms and provisions hereof.

(c)    Notwithstanding the terms of Section 5.4 of the Mezzanine B Guaranty, Additional Guarantor shall not be subject to the financial reporting requirements set forth in Section 5.4 of the Mezzanine B Guaranty. Additional Guarantor shall deliver to Lender on the Additional Guarantor Effective Date and within 90 days after the end of each fiscal quarter of Additional Guarantor thereafter, an Officer’s Certificate certifying that Additional Guarantor’s aggregate Net Worth is not less than the Net Worth Threshold.

(d)    Until such time as the Deferred Consent Fee has been reduced to zero, Deferred Consent Fee Guarantor shall deliver to Lender on the Amendment Date and within 90 days after the end of each fiscal quarter of Deferred Consent Fee Guarantor thereafter, an Officer’s Certificate certifying that Deferred Consent Fee Guarantor’s Net Worth is not less than $5,000,000 (“Net Worth Certificate”). From and after the date that the Deferred Consent Fee has been reduced to zero as evidenced by a confirmation in writing from all applicable Franchisors or such other evidence as may be reasonably acceptable to Lender, Deferred Consent Fee Guarantor shall have no further obligation to deliver the Net Worth Certificate to Lender.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

8.             Amendments.

(a)    As of the Effective Date, Schedule III of the Mezzanine B Loan Agreement is hereby deleted in its entirety and replaced with Schedule I of this Agreement (the “Organizational Chart of Borrower”).

(b)    As of the first day of the fiscal quarter in which the Effective Date occurs, Section 1.1 of the Mezzanine B Loan Agreement is hereby amended to delete the definition of “Debt Yield Trigger Level” and replace it with the following:

“Debt Yield Trigger Level” shall mean a Debt Yield of (i) at any time prior to the June 30, 2023, eight percent (8.0%) and (ii) from and after the July 1, 2023, eight and one-half percent (8.50%). For the avoidance of doubt, the Debt Yield Trigger Level for the second fiscal quarter of 2023, as set forth in the quarterly financial statements for such fiscal quarter that are required to be delivered in August 2023, will be eight percent (8.0%).

(c)    As of the Additional Guarantor Effective Date, Section 1.1 of the Mezzanine B Loan Agreement is hereby amended to delete the definition of “Guarantors” and replace it with the following:

“Guarantors” shall mean Brookfield Strategic Real Estate Partners II-A L.P., Brookfield Strategic Real Estate Partners II-A (ER) L.P., Brookfield Strategic Real Estate Partners II-B L.P., Brookfield Strategic Real Estate Partners II-C L.P., Brookfield Strategic Real Estate Partners II-C (ER) L.P., and Brookfield Strategic Real Estate Partners II BPY Borrower L.P., Hospitality Investors Trust Operating Partnership, L.P. (“OP Guarantor”) and Hospitality Investors Trust, Inc. (“REIT Guarantor”), jointly and severally (except as expressly set forth herein), and/or any other Person that now or hereafter guarantees any of Borrower’s obligations under any Loan Document.

(d)    As of the first day of the fiscal quarter in which the Effective Date occurs, “Underwritten Net Cash Flow” shall have the respective meanings set forth in the Mortgage Loan Modification Agreement.

9.             Intentionally Omitted.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

10.            Deferral of the Scheduled PIP Reserve Account Deposits; Repayment of Deferred Deposits into the Scheduled PIP Reserve Account. As of the Effective Date and subject to approval by the Franchisor, Mortgage Borrower’s obligation to make deposits to the Scheduled PIP Reserve Account (as defined in the Mortgage Loan Agreement) on the Monthly Payment Dates occurring in April 2021 through March 2022 is deferred as set forth in the Mortgage Loan Modification Agreement. Notwithstanding the Trigger Period Suspension (as defined in the Mortgage Loan Modification Agreement) pursuant to the terms and conditions of the Mortgage Loan Modification Agreement, until the Minimum Deferred PIP Deposit Amount (as defined in the Mortgage Loan Modification Agreement) has been deposited into the Scheduled PIP Reserve Account, Borrower shall cause Mezzanine A Borrower to cause Mortgage Borrower to deposit into the Scheduled PIP Reserve Account all amounts that would constitute the equivalent of Available Cash (as defined in the Mortgage Loan Agreement) if the Trigger Period Suspension was not in effect (such amounts “Excess Cash”). Any breach of Section 10 of the Mortgage Loan Modification Agreement resulting from the acts or omissions of any of Borrower, Mezzanine A Borrower, Mortgage Borrower, Leasehold Pledgor, Mezzanine A Leasehold Pledgor, Operating Lessee, Guarantor or any Affiliate of Borrower, Mezzanine A Borrower, Mortgage Borrower, Leasehold Pledgor, Mezzanine A Leasehold Pledgor, Operating Lessee or Guarantor shall constitute an Event of Default and a misapplication, misappropriation or conversion by Borrower of Excess Cash shall be included in the definition of “Borrower’s Recourse Liability” triggering liability under Section 10.1 of the Mezzanine B Loan Agreement.

11.            Intentionally Omitted.

12.            Bankruptcy Default Forbearance.

(a)    Borrower has informed Lender that Guarantor may file cases under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (the “BK Default”; and such Chapter 11 cases, collectively, the “Bankruptcy Proceeding”) to confirm the Reorganization Plan as described on Schedule V attached hereto (the “Reorganization Plan”) and, accordingly, an Event of Default may imminently occur under the Mezzanine B Loan Agreement, an Event of Default (as defined in the Mortgage Loan Agreement) may imminently occur under the Mortgage Loan Agreement and an Event of Default (as defined in the Mezzanine A Loan Agreement) may imminently occur under the Mezzanine A Loan Agreement, and Lender does or shall have the right to commence enforcement of any and all remedies available to it under the Mezzanine B Loan Documents, applicable law or in equity, without any defense, offset or excuse on the part of Borrower Parties.

(b)    Subject to (i) the terms of this Agreement, (ii) Borrower depositing the BK Default Deposit with Lender in accordance with Section 4(g) above and (iii) Borrower continuing to pursue confirmation and consummation of the Reorganization Plan, Lender agrees to forbear, as a result of the BK Default only, from exercising remedies with respect to the Pledged Securities under the terms of the Mezzanine B Pledge Agreement, from enforcing Lender’s other rights and remedies under the terms and provisions of the Mezzanine B Loan Documents, and from enforcing Lender’s right to prohibit actions Borrower may, but for the BK Default, otherwise take under the terms and provisions of the Mezzanine B Loan Documents for a period of time beginning on and including the Effective Date and ending on the earliest to occur of (A) October 15, 2021, (B) the occurrence of an Event of Default other than the BK Default and the Existing Default, (C) the date upon which the Bankruptcy Proceeding is converted to a case under Chapter 7 of Title 11 of the United States Code, (D) the date on which Guarantor files any motion in the Bankruptcy Proceeding to convert the same from Chapter 11 to Chapter 7, (E) the date occurring 120 days following the date on which the Bankruptcy Proceeding is commenced or (F) in the event that any debtor-in-possession financing facility is provided by affiliates of Additional Guarantor to HIT Inc. or HIT OP (such debtor-in-possession financing facility, the “DIP Financing”), the date on which such DIP Financing is received by HIT Inc. or HIT OP and such DIP Financing fails to be substantially in accordance with the terms set forth on Schedule IV attached hereto (the “Approved Interim DIP Funding”) (the “Forbearance Expiration Date”; and such time period between the Effective Date and the Forbearance Expiration Date being herein referred to as the “Forbearance Period”), provided, however, (i) that this forbearance shall not constitute a release or waiver of any defaults under any of the Mezzanine B Loan Documents, including the BK Default, or any rights, remedies or actions which may be available to Lender under any of the Mezzanine B Loan Documents, or under applicable law, or in equity, and (ii) this forbearance under this Section 12 does not apply to any default that may now or hereafter exist under the Mezzanine B Loan Documents other than the BK Default.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(c)    The Event of Default arising from the BK Default shall be deemed released and waived in the event that on or before the Forbearance Expiration Date (i) the Bankruptcy Court has entered an order confirming and making effective the Reorganization Plan and such Reorganization Plan has been substantially consummated, (ii) the Reorganization Plan does not (A) modify the Mezzanine B Loan Documents or affect the validity or enforceability of any of the Mezzanine B Loan Documents or any of the rights and remedies of Lender thereunder, (B) modify the Mezzanine A Loan Documents or affect the validity or enforceability of any of the Mezzanine A Loan Documents or any of the rights and remedies of Mezzanine A Lender thereunder, or (C) modify the Mortgage Loan Documents or affect the validity or enforceability of any of the Mortgage Loan Documents or any of the rights and remedies of Mortgage Lender thereunder, (iii) the Reorganization Plan and any financing enter into in connection therewith does not (A) release, diminish or impair the Lien of the Mezzanine B Pledge Agreement or any of Lender’s interests in the Pledged Securities, (B) release, diminish or impair the Lien of the Mezzanine A Pledge Agreement or any of Mezzanine A Lender’s interests in the Pledged Securities (as defined in the Mezzanine A Pledge Agreement), or (C) release, diminish or impair the Lien of the Security Instruments or any of Mortgage Lender’s interests in the Properties, (iv) no obligations under the Mezzanine B Guaranty, Mezzanine A Guaranty or Guaranty (as defined in the Mortgage Loan Modification Agreement) will be discharged or modified as a result of the Reorganization Plan, (v) Guarantor satisfies the Net Worth Threshold and delivers to Lender, Mezzanine A Lender and Mortgage Lender an Officer’s Certificate certifying that Guarantor’s Net Worth is not less than the Net Worth Threshold, (vi) (A) Borrower and Guarantor are in full compliance with the terms of the Mezzanine B Loan Documents and no Event of Default other than the BK Default and the Existing Default exists as of the Forbearance Expiration Date under the Mezzanine B Loan Documents, (B) Mezzanine A Borrower and Guarantor are in full compliance with the terms of the Mezzanine A Loan Documents and no Event of Default other than the BK Default and the Existing Default exists as of the Forbearance Expiration Date under the Mezzanine A Loan Documents and (C) Mortgage Borrower and Guarantor are in full compliance with the terms of the Mortgage Loan Documents and no Event of Default other than the BK Default and the Existing Default exists as of the Forbearance Expiration Date under the Mortgage Loan Documents, (vii) the Reorganization Plan and the Approved Interim DIP Funding (if any) shall have no adverse change or adverse impact on the Borrower, Mezzanine A Borrower and Mortgage Borrower, (viii) (A) the sole modifications to the Franchise Agreements are those modifications expressly set forth on Schedule II attached hereto or otherwise have been approved by Lender (such approval not to be unreasonably withheld, conditioned or delayed) or do not require the consent of Lender pursuant to the Mezzanine B Loan Agreement and (B) the sole modifications to the Management Agreements are those modifications expressly set forth on Schedule III attached hereto or otherwise have been approved by Lender (such approval not to be unreasonably withheld, conditioned or delayed) or do not require the consent of Lender pursuant to the Mezzanine B Loan Agreement, (ix) in the event that the Post-Closing Organizational Chart is not accurate, Borrower shall deliver to Lender an organizational chart illustrative of all Persons who have a direct or indirect ownership interest in Borrower, Mezzanine A Borrower, Mortgage Borrower, Leasehold Pledgor, Mezzanine A Leasehold Pledgor and Operating Lessee, together with an Officer’s Certificate certifying that such organizational chart is true, complete and accurate (for the avoidance of any doubt, delivery of the organizational chart pursuant to this Section 12(c)(ix) shall not grant Borrower any right to effectuate a Transfer other than a Permitted Transfer) and (x) Additional Guarantor has confirmed in writing that the Additional Guarantor Effective Date has occurred (clauses (i) through (x), collectively a “BK Default Cure”).

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(d)    Borrower acknowledges and agrees that it shall (i) within ten (10) days after written demand, pay or reimburse Lender for all reasonable out-of-pocket costs and expenses of Lender and its loan servicers, attorneys, advisors and consultants in connection with or relating to this Agreement and monitoring and participating in the Bankruptcy Proceeding, including all reasonable legal fees to the extent exceeding the BK Default Deposit and (ii) shall indemnify, defend and hold harmless Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of the BK Default (such amounts, the “BK Indemnity Obligations”).

(e)    In the event of a BK Default Cure, any remaining portion of the BK Default Deposit shall be applied to pay or reimburse Lender for its outstanding BK Indemnity Obligations and any remainder shall be refunded to Borrower.

(f)    With respect to the Mortgage Loan and the Mezzanine A Loan, Lender shall have no obligation to forbear under this Agreement unless and until (i) the Mortgage Loan Modification Agreement is executed, (ii) the Mezzanine A Loan Modification Agreement is executed, and (iii) each of the Mortgage Lender and the Mezzanine A Lender shall have approved, in writing, this Agreement.

(g)    Borrower Parties hereby affirmatively agree that, during the Forbearance Period, they will not contest, object to, or otherwise challenge any proof of claim filed by Lender in the Bankruptcy Proceeding to the extent that such proof of claim (a) asserts a claim for the Ratifying Parties Obligations (as defined herein) and (b) is not subject to any challenges, defenses, or offsets other than any such challenge, defense, or offset arising with respect to the Released Claims.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(h)    Borrower Parties hereby reaffirm that the first priority lien on and security interest in, the Collateral (as defined in the Mezzanine B Pledge Agreement) described in Section 2.1 of the Mezzanine B Pledge Agreement, including but not limited to, a first priority lien on the Pledged Securities (as defined in the Mezzanine B Pledge Agreement), has been properly perfected pursuant to the provisions of the Uniform Commercial Code (Mezzanine B Pledge Agreement) and/or applicable state and federal law, and that such first priority lien on and security interest in the Collateral is not subject to collateral attack in the Bankruptcy Proceeding. Borrower Parties hereby affirmatively agree not to contest, object to, or otherwise challenge: (i) the adequacy of perfection of Lender’s first priority lien on and security interest in, the Collateral; or (ii) the priority of Lender’s lien on, and security interest in, the Collateral. Borrower Parties hereby collectively and individually waive and release any such objection.

(i)    Subject to Borrower’s compliance with the terms hereof, Lender hereby consents to the execution and provisions of the Mortgage Loan Modification Agreement and the Mezzanine A Loan Modification Agreement.

13.            Waiver of Equity Distributions; Additional Financial Reporting Obligations. The Parties hereby agree as follows:

(a)    In addition to (and not in lieu of) Borrower’s financial reporting obligations set forth in Section 4.9 of the Mezzanine B Loan Agreement, Borrower shall deliver to Lender, commencing on the 20th day of the first month after the Effective Date, and continuing on the 20th day of each calendar month thereafter (or on the first following Business Day, if the 20th day of a given month is not a Business Day) during the term of the Loan: (i) monthly and year-to-date operating statements, prepared for the prior month, noting Net Operating Income, Gross Revenues, and Operating Expenses; and (ii) upon Lender’s request, other information necessary to fairly represent the financial condition and results of the Properties during such prior month, including STR and PACE reports (if applicable). In addition, Borrower shall further deliver to Lender not later than 60 days following the end of each month (or, in the case of December, 90 days following the end of such month), a consolidated profit and loss statement for the month and year then ended, together with a summary report detailing monthly occupancy, including the average daily rate during the subject month.

(b)    In addition to any existing limitations set forth in the Mezzanine B Loan Documents, and without in any way diminishing such limitations, on the making of any dividend, payment, or distribution of any kind or nature to any member, partner, or owner of any beneficial interest in a Borrower Party, Borrower shall not make any dividend, payment, or distribution of any kind or nature to any member, partner, or owner of any beneficial interest in Borrower prior to the payment in full by Mortgage Borrower of the Deferred PIP Deposits (as defined in the Mortgage Loan Modification Agreement). In no event will Borrower or any Borrower Party distribute or use or permit Mezzanine A Borrower or Mortgage Borrower to distribute or use, for any purpose other than the operation of the Properties in accordance with the Mezzanine B Loan Documents, the Mezzanine A Loan Documents and the Mortgage Loan Documents, the proceeds of any business interruption insurance.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

14.            Conversion of Interest Rate Benchmark. Notwithstanding anything to the contrary set forth in the Mezzanine B Loan Agreement and other Mezzanine B Loan Documents, including, without limitation, Section 2.2.4(a) of the Mezzanine B Loan Agreement, upon the occurrence of a Benchmark Transition Event, Lender shall determine the Benchmark Replacement Date in accordance with the definition thereof. Upon the occurrence of a Benchmark Transition Event and the corresponding Benchmark Replacement Date, Lender shall promptly give written notice of the occurrence of a Benchmark Transition Event and the date of the corresponding Benchmark Replacement Date to Borrower. The Loan shall be converted, from and after the Benchmark Replacement Date from a LIBOR Loan to an Alternate Rate Loan; provided, that prior to any such conversion, Lender shall have received either (i) at Borrower’s expense, an opinion of nationally recognized REMIC counsel as to the compliance of such conversion with applicable REMIC Requirements as determined under the IRS, the regulations, revenue rulings, revenue procedures and other administrative, legislative and judicial guidance relating to the tax treatment of REMIC Trusts or (ii) formal guidance issued by the IRS that such conversion to the Alternate Rate Index will comply with REMIC Requirements. The provisions of this Section 14 shall supersede in their entirety any conflicting provisions of the Mezzanine B Loan Agreement or the other Mezzanine B Loan Documents. As used in this Section 14 and in any definition set forth on Schedule VI, all capitalized terms shall have the meanings set forth on Schedule VI, unless not defined on Schedule VI, in which case such terms shall have the meanings ascribed to such terms in the Mezzanine B Loan Documents (as in effect prior to the date hereof). In the case of any conflict or inconsistency between the definitions set forth on Schedule VI and any definitions that are set forth in the Mezzanine B Loan Documents (as in effect prior to the date hereof) for the same or any similar terms, the definitions set forth on Schedule VI shall control and be binding.

15.            Outstanding Principal Balance. As of the Effective Date, each of the Borrower Parties acknowledge and agree that the unpaid principal balance of the Loan is $56,947,627.87.

16.            Recitals; Status and Effect of Mezzanine B Loan Documents. As of the Effective Date, Borrower acknowledges, confirms and agrees that the matters stated in the Recitals set forth above are true and accurate in all respects, are a material part of this Agreement, are hereby incorporated by reference, and may be relied upon for all purposes by the Parties and that:

(a)    The Mezzanine B Loan Documents (including this Agreement) have been duly authorized, executed, and delivered to Lender, remain in full force and effect as originally written or as modified herein or as previously modified by mutual written agreement of the Parties, and are valid, binding and enforceable against Borrower, in accordance with their respective terms. Borrower hereby ratifies and reaffirms the terms and provisions of the Mezzanine B Loan Documents;

(b)    All liens and security interests created in favor of Lender under the Mezzanine B Loan Documents have been validly created and duly perfected upon all property and collateral of Borrower in first priority as represented by the Borrower or other persons or entities in the Mezzanine B Loan Documents; and

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(c)    All indebtedness created under the Mezzanine B Loan Documents is validly and unconditionally owing in full to Lender, in accordance with the terms thereof, as modified hereby, without any defense or offset whatsoever, and Borrower has no defenses, claims, counterclaims, or other rights that could be asserted to impair, delay, or adversely affect Lender’s receipt of full payment and performance of all obligations owed to Lender by Borrower with respect to the Loan, or the same are hereby waived.

(d)    Borrower Parties hereby affirm and acknowledge that the Existing Default constitutes an Event of Default under the Mezzanine B Loan Documents and hereby waive any defense (except for a defense that the Existing Default has been cured in accordance with the terms of the Mezzanine B Forbearance Agreement), right to setoff, claims, or counterclaims against Lender with respect to the Mezzanine B Loan Documents or the Existing Default.

17.           Warranties and Representations. As of the Effective Date, each of the Borrower Parties unconditionally ratifies, remakes and confirms all warranties and representations previously made by it in the respective Mezzanine B Loan Documents to which it is a party, and further warrants and represents to Lender that:

(a)    Each of the Borrower Parties is duly organized, validly existing, and in good standing under the laws of its state of organization and is duly qualified as a foreign entity and is currently in good standing in each state in which such qualification is required for the conduct of each of the Borrower Parties’ business as it is currently being conducted (including, as applicable, the state where any Property is located), except for any non-compliance that is not material.

(b)    Each of the Borrower Parties has the full authority and due capacity to execute, deliver, and perform this Agreement and all documents, instruments and agreements executed in connection herewith to which it is a party. Such execution, delivery, and performance has been duly authorized as required under the organizational documents of each of the Borrower Parties or under applicable law, and the individuals and entities executing this Agreement on behalf of each of the Borrower Parties have been duly authorized and empowered to bind each of the Borrower Parties by such execution.

(c)    This Agreement has been duly executed and delivered to Lender by each of the Borrower Parties and is valid, binding, and enforceable against each of them in accordance with its terms.

(d)    Neither the execution and delivery of this Agreement nor the performance of its terms and compliance with its conditions will conflict with or result in a breach of any of the terms, conditions or provisions of or constitute a violation or default under any organizational document of any of the Borrower Parties or any contract, agreement, applicable law, regulation, judgment, writ, order or decree to which any of the Borrower Parties or any property of any of the Borrower Parties is subject.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(e)    No action, litigation, dispute, suit, or proceeding against or that relate in any adverse manner to any of the Borrower Parties or the Property are now pending before any court, arbitrator or governmental or administrative body or agency and, to the knowledge of each Borrower Party, none is threatened in writing.

(f)    All documents and information furnished by each of the Borrower Parties to Lender with respect to the Loan or this Agreement are complete and accurate in all material respects, and none contains any misrepresentation or misstatement of a material fact or omits to state a material fact.

(g)    Each of the Borrower Parties is in compliance in all material respects with all federal, state and local laws, rules, and regulations applicable to their respective properties, operations, businesses, and finances.

(h)    Except for the Existing Default, no Event of Default exists under the Mezzanine B Loan Documents.

18.           Ratification of Obligations. As of the Effective Date:

(a)    Each of the Borrower Parties hereby (i) ratifies each of its obligations under the Mezzanine B Loan Documents (the “Ratifying Parties Obligations”) and confirms that such Ratifying Parties Obligations and all waivers, covenants and agreements by each of the Borrower Parties in the Mezzanine B Loan Documents remain in full force and effect for the benefit of Lender, (ii) reaffirms its continuing liability for payment and/or performance of all of the Ratifying Parties Obligations, without any defense or offset whatsoever, to the same extent as if each of the Borrower Parties had executed and delivered the Mezzanine B Loan Documents again on the Effective Date, and (iii) confirms that such Ratifying Parties Obligations have not been modified, amended, limited, impaired or affected in any manner by any existing or previous event, fact or circumstance.

(b)    Each of Guarantor and Additional Guarantor hereby consents to the execution of this Agreement by Borrower and consents to the transactions contemplated by this Agreement.

(c)    The Mezzanine B Loan Documents are also hereby modified in all respects necessary to give effect to this Section 18 and the other provisions of this Agreement, and only in such respects, and the provisions of this Agreement shall control over any contrary or inconsistent provisions of any of the other Mezzanine B Loan Documents. In all other respects, all Mezzanine B Loan Documents shall remain in full force and effect as originally written or previously modified by mutual written agreement of the Parties. All of Lender’s liens, security interests, priorities, rights, and remedies under the Mezzanine B Loan Documents shall continue in full force and effect as security for the Loan following the modification thereof by this Agreement. All references in any Mezzanine B Loan Document to any other Mezzanine B Loan Document shall hereafter be construed to refer to such other Mezzanine B Loan Document as modified by this Agreement. For all purposes of all Mezzanine B Loan Documents, this Agreement shall be included within the definition of the term “Loan Documents.”

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(d)    Any breach or default of any covenant under this Agreement shall constitute an “Event of Default” under the other Mezzanine B Loan Documents.

19.           Borrower Covenants.

(a)    Borrower covenants and agrees that Borrower will, during the Forbearance Period: (i) cause Mezzanine A Borrower to cause Mortgage Borrower to maintain all insurance coverage (and pay all premiums in connection therewith) for the Properties in accordance with, and as required by, the terms and provisions of the Mortgage Loan Documents; (ii) cause Mezzanine A Borrower to cause Mortgage Borrower to pay all taxes affecting the Properties, including real estate taxes, on or before the date the same become delinquent; (iii) cause Mezzanine A Borrower to cause Mortgage Borrower to pay all operating expenses necessary to protect and maintain the Properties, (iv) cause Mezzanine A Borrower to cause Mortgage Borrower to comply with the terms and conditions of the Mortgage Loan Modification Agreement, and (v) cause Mezzanine A Borrower to comply with the terms and conditions of the Mezzanine A Loan Modification Agreement.

(b)    Borrower Parties shall, during the Forbearance Period, upon Lender’s written request, immediately provide to Lender copies of any and all material written correspondence, notices and communications, of any type whatsoever, affecting or relating in any way to the Properties that are addressed to or delivered by any one or more of the Borrower Parties, Mezzanine A Borrower, and/or Mortgage Borrower, including (i) any material written communications (if applicable) to or by Borrower Parties, Mezzanine A Borrower, and/or Mortgage Borrower (or on which any Borrower Party, Mezzanine A Borrower and/or Mortgage Borrower is copied), made by, addressed to, received from, or affecting Manager or Brand Manager (as defined in the Mortgage Loan Agreement) or any ground lessor of the Properties or any portion thereof (including notices of default, if any), (ii) any material written communications with respect to any ground lease or property management agreement affecting the Properties (including notice of default, if any), (iii) any written material communications or notices (if applicable) to, from or with respect to Manager, Brand Manager, Mortgage Lender or Mezzanine A Lender, and (iv) any material written communications or notices with respect to any payments made (and copies of evidences of such payments) affecting the Properties, including payments in connection with any such franchise, ground lease, Manager, Brand Manager, Mortgage Lender or Mezzanine A Lender.

(c)    The Existing Default shall cease to exist when the following conditions have been satisfied in full: Borrower Parties, Mezzanine A Borrower and Mortgage Borrower have fully performed each of their respective obligations under this Agreement, Mezzanine A Loan Modification Agreement, the Mortgage Loan Modification Agreement, the Mezzanine B Forbearance Agreement, the Mezzanine A Forbearance Agreement and the Mortgage Forbearance Agreement; and no Event of Default otherwise exists under the Mortgage Loan Documents, the Mezzanine A Loan Documents or the Mezzanine B Loan Documents.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(d)    Borrower Parties acknowledge and agree that their obligations set forth in this Section 19 shall apply and remain in full force and effect during the Forbearance Period.

20.           Releases and Indemnifications. As of the Effective Date, each of the Borrower Parties and its respective past, present and future employees, agents, attorneys, representatives, successors, assigns, and all persons or entities claiming by, through or under any of them (and their respective successors and assigns, collectively, the “Releasing Parties”) hereby:

(a)    acknowledge, agree and affirm that none of them possesses any claims, defenses, offsets, rights of recoupment or counterclaims of any kind or nature against or with respect to the enforcement or administration of the Loan or the Mezzanine B Loan Documents (including any aspect of the origination, administration or enforcement thereof), or any knowledge of any facts or circumstances that might give rise to or be the basis of any such claims, defenses, offsets, rights of recoupment or counterclaims;

(b)    remise, release, acquit and forever discharge Lender, and its predecessors in interest, affiliates, subsidiaries, participants or assigns, and all of their respective past, present, and future shareholders, certificate holders, members, directors, managers, officers, employees, attorneys, advisers, consultants, servicers, representatives or agents (collectively, the “Lender Released Parties”) from any and all manner of debts, accounts, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, that any of the Releasing Parties now have or may hereafter have by reason of any act, omission, matter, cause or thing, from the beginning of the world to and including the Effective Date, including matters arising out of or relating to the Loan and the Mezzanine B Loan Documents, including the origination, funding, servicing or administration thereof and any other agreement or transaction between any of the Releasing Parties and any of the Lender Released Parties concerning the Loan (all of the foregoing released claims are sometimes referred to as the “Released Claims”);

(c)    agree that it is the intention of each of the Releasing Parties that the foregoing release shall be effective with respect to all matters, past and present, known and unknown, suspected and unsuspected. Each of the Releasing Parties realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses which are presently unknown, unanticipated and unsuspected, and that each of the Releasing Parties further agrees that the waivers and releases in this Agreement have been negotiated and agreed upon in light of that realization and that each of the Releasing Parties nevertheless hereby intends to release, discharge and acquit the Lender Released Parties from any such unknown losses, damages, liabilities, costs and expenses;

(d)    agree, jointly and severally, to indemnify the Lender Released Parties for, hold the Lender Released Parties harmless from and against, and undertake the defense of the Lender Released Parties with respect to, all Released Claims that each of the Releasing Parties may assert with respect to any of the Released Claims, despite the existence of the releases granted by the Releasing Parties herein;

Mezzanine B Loan Forbearance, Modification and Extension Agreement

(e)    acknowledge that Lender is specifically relying upon each of the Releasing Parties’ acknowledgements and agreements in this Section 20 in executing this Agreement, and that in the absence of such agreements Lender would be unwilling to agree to the modifications provided for in this Agreement; and

(f)    agree that all releases and discharges by each of the Releasing Parties in this Agreement shall have the same effect as if each released or discharged matter had been the subject of a legal proceeding, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

21.           Preference; Fraudulent Transfer; Indemnification. The extension of the term of the Loan and the other modifications contemplated herein are expressly conditioned upon Lender never having any portion of the Obligations, recovered, avoided, disgorged or set aside for any reason, including via a preference or fraudulent transfer claim or other similar statute or common law, including pursuant to any provision of the Bankruptcy Code and any such event will constitute an Event of Default. Any costs or expenses incurred by Lender in defending its rights under this Section 21 or to enforce the terms of the Mezzanine B Loan Documents shall automatically be added to the Obligations. In the event Lender is divested of only a portion of the Obligations, Lender shall be entitled to retain the remainder of the Obligations received by Lender and apply the retained sum to the Obligations in such amount, order and priority as determined by Lender, in its sole and absolute discretion, and in no event shall the application of a portion of the retained sum prejudice any rights or claims that Lender may have to recover the remaining Obligations from Borrower, Guarantor, or otherwise collect the balance of the Loan. If, after receipt of the Obligations or any other payment from Borrower, Guarantor or Additional Guarantor for any indebtedness or obligations owed by either Borrower or Guarantor, any Lender Released Party is compelled to surrender or otherwise surrenders such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then Borrower, Guarantor and Additional Guarantor shall be jointly and severally liable for, and shall indemnify, defend and hold harmless each of the Lender Released Parties with respect to the full amount so surrendered and any other related claims, losses, liabilities, cross-claims, defenses, counterclaims, obligations, causes of action, suits, debts, liens, damages, judgments, demands, orders, penalties, settlements, costs and expenses (including legal fees incurred by any of the Lender Released Parties) of any kind or nature whatsoever resulting from or related to, whether directly or indirectly, any portion of the Obligations that any of the Lender Released Parties are or were required to disgorge, relinquish or return. The provisions of this Section 21 shall not be subject to any limitations to Guarantor’s or Additional Guarantor’s liability set forth in the Mezzanine B Guaranty and shall survive the termination of this Agreement and the other Mezzanine B Loan Documents and shall remain effective notwithstanding the payment of the Obligations, the cancellation of any Mezzanine B Loan Document, the release of any lien, security interest or other encumbrance securing such Loan obligations or any other action which Lender may have taken in reliance upon the receipt of such payment.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

22.          Additional Documents / Further Assurances. The Borrower Parties shall at any time, and from time to time, upon the written request of Lender, sign and deliver such further documents and do such further acts and things as Lender may reasonably request to effect the purposes of this Agreement.

23.          Time is of the Essence. Time is of the essence with respect to the Conditions and all agreements and obligations of each of the Borrower Parties contained herein.

24.          Entire Agreement; Written Modifications Only. This Agreement, the schedules attached hereto, and the documents referred to, contemplated, or required herein, constitute the sole and entire agreement between the parties with respect to the subject matter hereof, and there are no other covenants, promises, agreements or understandings regarding the same. This Agreement, including the provisions of this Section 24, may not be modified except by written amendment to this Agreement signed by the Parties affected by the same, and each of the Parties hereby: (a) expressly agrees that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Agreement; (b) waives any and all right to enforce any alleged, non-written amendment to this Agreement; and (c) expressly agrees that it shall be beyond the scope of authority (apparent or otherwise) for any of its respective agents to agree to any non-written modification of this Agreement.

25.          No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties hereto and no persons other than the Parties and the Lender Released Parties shall be entitled to claim or receive any benefit by reason of this Agreement.

26.          Due Diligence Performed; Parties Fully Informed; No Right to Rely. Each of the Borrower Parties hereby warrants, represents and agrees that it has, by itself and with the assistance of counsel (or, if without the assistance of counsel, each Borrower Party having of its own volition chosen not to seek such assistance), performed any and all due diligence and investigation it deems necessary or desirable in connection with making a fully informed decision to enter into and sign this Agreement. Each of the Borrower Parties is relying on its own investigations and its own decision-making processes in determining to execute and deliver this Agreement, is not relying on the statements, representations or omissions of Lender or any of the Lender Released Parties in so doing, and fully understand the terms and provisions of this Agreement.

27.          Severability. If any one or more of the provisions of this Agreement are deemed unenforceable, the remainder of this Agreement shall, at the sole option of Lender, remain enforceable in accordance with its original terms to the fullest extent possible.

28.          Delay Not a Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, power or privilege under this Agreement, any other Mezzanine B Loan Document, or under any document executed in connection herewith shall operate as a waiver of such right, power or privilege and any single or partial exercise of any such right, power or privilege shall not preclude any other or further exercise thereof.

29.          Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of each Party’s respective successors and permitted assigns.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

30.           Construction of Provisions. The following rules of construction are applicable for the purposes of this Agreement and all documents and instruments supplemental hereto unless the context clearly requires otherwise:

(a)    All references herein to numbered sections or to numbered schedules are references to the sections hereof and the schedules annexed hereto.

(b)    The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to” or the phrase “without limitation,” as the context may require.

(c)    The term “Properties” shall be construed as if followed by the phrase “or any part thereof.”

(d)    All references to indebtedness, obligations, monetary sums or the like that are owed to Lender under this Agreement or the other Mezzanine B Loan Documents shall be construed as if followed by the phrase “or any part thereof.”

(e)    Words of masculine, feminine or neutral gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural, and vice versa.

(f)    No inference in favor of or against any party hereto shall be drawn from the fact that such party has drafted any portion of this Agreement or any other Mezzanine B Loan Document.

(g)    All references to the Loan or the Mezzanine B Loan Documents shall be deemed to include all existing or future modifications, amendments, extensions, restatements, or replacements of the Loan or the Mezzanine B Loan Documents made by mutual written agreement of the Parties.

(h)    The terms “person” and “party” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity or government (whether federal, state, county, city, municipal or otherwise, including an instrumentality, division, agency, body or department thereof).

(i)    The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

(j)    Section headings are included in this Agreement for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

31.           Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and all of which together shall constitute one and the same document, binding upon all the Parties hereto notwithstanding that all such Parties are not signatories to the same counterpart. This Agreement shall become effective when all Parties hereto have executed a counterpart hereof. A signature of a Party by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such Party.

Mezzanine B Loan Forbearance, Modification and Extension Agreement

32.          Costs and Expenses. Without limiting any other provision of this Agreement or any other Mezzanine B Loan Document, Borrower shall: (i) on the Effective Date of this Agreement pay or reimburse Lender for all fees and expenses of Lender and its loan servicer (including any and all costs and expenses, attorneys’ fees and disbursements, title and recording fees and servicing advances) incurred by Lender and its loan servicer in connection with the Loan or any request for an extension of the term of the Loan and any and all related documentation and opinions required regardless of whether Borrower obtains an extension of the term of the Loan, and (ii) after the Effective Date of this Agreement pay or reimburse Lender, within ten (10) days after written demand, all fees and costs and expenses of Lender and its loan servicers, attorneys, advisors and consultants in connection with this Agreement and the administration, servicing and enforcement of the Loan.

33.          Jurisdiction and Venue. Section 10.4 of the Mezzanine B Loan Agreement is hereby incorporated by reference.

34.          Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER PARTIES HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE MEZZANINE B LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE BORROWER PARTIES AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION 34 IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE BORROWER PARTIES.

35.          Waiver of Defenses Upon Default. If an Event of Default exists under the Mezzanine B Loan Agreement and/or this Agreement, an Event of Default (as defined in the Mezzanine A Loan Agreement) exists under the Mezzanine A Loan Agreement and/or the Mezzanine A Loan Modification Agreement or an Event of Default (as defined in the Mortgage Loan Agreement) exists under the Mortgage Loan Agreement and/or the Mortgage Loan Modification Agreement, in each case, other than the Existing Default and BK Default, including a default by any Borrower Party on any obligation or covenant set forth in any of the foregoing documents, in each case, after notice thereof and the expiration of a reasonable cure period, Borrower Parties agree and covenant not to contest, object to, or otherwise challenge (a) Mortgage Lender’s foreclosure of the Property, in each case, in bad faith, if Mortgage Lender chooses, in its sole discretion, to seek the foreclosure and sale at auction of the Property, (b) Mezzanine A Lender’s foreclosure of Mezzanine A Pledged Collateral in bad faith, if Mezzanine A Lender chooses, in its sole discretion, to seek the foreclosure and sale at auction of the Mezzanine A Pledged Collateral and/or (c) Lender’s foreclosure of the Collateral in bad faith, if Lender chooses, in its sole discretion, to seek the foreclosure and sale at auction of the Collateral. Borrower Parties hereby collectively waive and release any such objection.

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Signatures appear on the following page(s).]

Mezzanine B Loan Forbearance, Modification and Extension Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

LENDER:

CC6 INVESTMENT LTD.,
a Cayman Islands exempted company

By: Carbon VI GP LLC, as its sole director

By: BlackRock Realty Advisors, Inc.,
as its sole member

By:	/s/ Paul Horowitz
Name: Paul Horowitz
Title: Vice President

NC GARNET FUND, L.P.,
a Delaware limited partnership

By: BlackRock Financial Management, Inc., its investment manager

By:	/s/ Paul Horowitz
Paul Horowitz
Director

[Signature page to Mezzanine B Modification Agreement]

BORROWER:

HIT PORTFOLIO I MEZZ B, LLC,
a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

LEASEHOLD PLEDGOR:

HIT PORTFOLIO I TRS MEZZ B, LLC
a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

HIT 2PK TRS MEZZ B, LLC
a Delaware limited liability company

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

[Signature page to Mezzanine B Modification Agreement]

GUARANTOR:

HOSPITALITY INVESTORS TRUST, INC.,
a Maryland corporation

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

HOSPITALITY INVESTORS TRUST OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By: HOSPITALITY INVESTORS TRUST, INC.,
a Maryland corporation, its general partner

By:	/s/ Jonathan P. Mehlman
Name: Jonathan P. Mehlman
Title: President and Chief Executive Officer

[Signature page to Mezzanine B Modification Agreement]

ADDITIONAL GUARANTOR:

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II-A L.P., a Delaware limited partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partners

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II-B L.P., a Delaware limited partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II-C L.P., a Delaware limited partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

[Signature page to Mezzanine B Modification Agreement]

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II-A (ER) L.P., a Delaware limited
partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II-C (ER) L.P., a Delaware limited
partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II BPY BORROWER L.P., a Delaware
limited partnership

By: Brookfield Strategic Real Estate Partners II GP L.P.,
its general partner

By: Brookfield Strategic Real Estate Partners II GP
of GP LLC, its general partner

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

[Signature page to Mezzanine B Modification Agreement]

DEFERRED CONSENT FEE GUARANTOR (solely
for purposes of Section 2(b) and Section 2(d) and
Section 7(d) of this Agreement):

BROOKFIELD STRATEGIC REAL ESTATE
PARTNERS II HOSPITALITY REIT II LLC, a
Delaware limited liability company

By: /s/ Murray Goldfarb
Name: Murray Goldfarb
Title: Managing Partner

[Signature page to Mezzanine B Modification Agreement]